UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐ Soliciting Material Pursuant to §240.14a-12

Remark Holdings, Inc.

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800 S. Commerce St.
Las Vegas, Nevada 89106

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 21, 2020

Dear Stockholder:

We cordially invite you to the Remark Holdings, Inc. (“Remark,” “we,” “us,” or “our”) special meeting of stockholders (the “Special Meeting”), which will be held on October 21, 2020 at 10 a.m. PT. Due to the public health impact of COVID-19, we will be holding our Special Meeting in a virtual meeting format only, via audio webcast. You may attend, vote and submit questions during the Special Meeting via the Internet at www.meetingcenter.io/208877757. We have designed the format of the Special Meeting to ensure that you are afforded the same rights and opportunities to participate as you would at an in-person meeting, using online tools to ensure your access and participation.

We have scheduled the Special Meeting to:

1.approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock to 175,000,000; and

2.transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The accompanying proxy statement sets forth additional information regarding the Special Meeting, and provides you with detailed information regarding the business to be considered at the Special Meeting. We encourage you to read the proxy statement carefully and in its entirety.

Only persons or entities holding shares of our common stock, at the close of business on August 31, 2020, the record date for the Special Meeting, will receive notice of the Special Meeting and be entitled to vote during the Special Meeting or any adjournments or postponements thereof.

For a period of at least ten (10) days prior to the virtual Special Meeting, a complete list of stockholders entitled to vote at the meeting will be available and open to the examination of any stockholder for any purpose germane to the virtual Special Meeting during normal business hours at our principal executive offices located at 800 S. Commerce St. Las Vegas, Nevada 89106. If our principal executive offices are closed at that time due to COVID-19, please email ir@remarkholdings.com to make alternate arrangements to examine the stockholder list.

YOUR VOTE IS VERY IMPORTANT. Regardless of whether you plan to attend the virtual Special Meeting, we ask that you promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or cast your vote via telephone or the Internet following the instructions on the enclosed proxy card or voting instruction card.

By order of the Board of Directors,

Kai-Shing Tao
Chairman and Chief Executive Officer

This Notice of Special Meeting of Stockholders, proxy statement and form of proxy are first being mailed to stockholders on or about September 10, 2020.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting

In addition to the printed materials noted above, you may find the Notice of Special Meeting of Stockholders and the proxy statement at www.envisionreports.com/MARK.

REMARK HOLDINGS, INC.
800 S. Commerce St.
Las Vegas, NV 89106

PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS

SPECIAL MEETING INFORMATION

When	October 21, 2020 10:00 a.m. PT
Where	Virtual meeting at http://www.meetingcenter.io/208877757
Who May Vote	Persons or entities holding shares of our common stock, $0.001 par value per share (“Common Stock”), at the close of business on the record date (“Stockholders”)
Record Date	August 31, 2020

General

Remark Holdings, Inc. (“Remark,” “we,” “us” or “our”) is making this proxy statement (the “Proxy Statement”) available to you in connection with the solicitation of proxies by our board of directors (the “Board” or “Board of Directors”) for our Special Meeting of Stockholders (the “Special Meeting”). This Proxy Statement and the accompanying notice and form of proxy are first being mailed to stockholders on or about September 10, 2020.

At our 2020 annual meeting of stockholders held on July 23, 2020 (the “2020 Annual Meeting”), our stockholders approved an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our Common Stock to 300,000,000 and we filed a Certificate of Amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on July 23, 2020 (the “July Charter Amendment”) to reflect this amendment.

We subsequently determined that there were certain errors in the vote tabulation and as a result, on July 30, 2020, we filed a Certificate of Correction of the July Charter Amendment with the Secretary of State of the State of Delaware that serves to nullify the increase in the number of authorized shares included in the July Charter Amendment, which became effective immediately upon filing.

Our Board has determined to resubmit to a vote of our stockholders for approval an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our Common Stock to 175,000,000.

The proxy materials, which include the Proxy Statement and the form of proxy, contain instructions on how to vote. References in the Proxy Statement to the Special Meeting also refer to any adjournments, postponements or changes in location of the meeting, to the extent applicable. You can also find the proxy materials at
www.envisionreports.com/MARK. Please note that, although our proxy materials are available on our website, no other information contained on the website is incorporated by reference in or considered to be a part of this Proxy Statement.

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Attending and Participating at the Virtual Special Meeting

Due to the public health impact of COVID-19, we will be holding our Special Meeting in a virtual meeting format only, via audio webcast. If you are a stockholder of record as of the close of business on August 31, 2020, you may attend, vote, ask questions and view the list of stockholders of record as of August 31, 2020 during the meeting by logging into the meeting at www.meetingcenter.io/208877757.

Rationale for the Virtual Format

As a part of our precautions relating to COVID-19, we have decided to hold our Special Meeting in a virtual meeting format only. We believe that hosting a virtual meeting under the current environment will facilitate stockholder attendance and participation by enabling stockholders to participate from any location around the world and improve our ability to communicate more effectively with our stockholders. We have designed the virtual meeting to provide substantially the same opportunities to participate as you would have at an in-person meeting. We are providing opportunities to submit questions prior to the meeting, to enable us to address appropriate questions at the Special Meeting.

VOTING INFORMATION

The Proxy Statement summarizes the information you need to know to vote at the Special Meeting. You do not need to attend the Special Meeting to vote your shares.

Meeting Agenda and Voting Recommendations

Proposal	Voting Recommendation of our Board of Directors	Page on Which You May Find More Information
Approval of an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our Common Stock to 175,000,000 (the “Authorized Shares Amendment Proposal”)	FOR	4

Voting Your Shares

All Stockholders are entitled to cast one vote per share on all matters. Please follow the voting instructions provided on the proxy card or voting instruction card. If you choose to vote your shares at the Special Meeting by proxy and you indicate your voting choices, your shares will be voted as you instructed. If you execute a proxy without indicating your vote, your shares will be voted in accordance with the Board’s recommendations noted in the table above and in accordance with the best judgment of the named proxies on any other matters properly brought before the Special Meeting.

If you are a registered Stockholder, we must receive your vote by proxy before the polls close at the Special Meeting.

If you are the beneficial owner of shares of our Common Stock, please follow the instructions provided by your broker or nominee regarding how to provide your voting instructions. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Once you have received a legal proxy from your broker, bank or nominee, it should be emailed to legalproxy@computershare.com and should be labeled “Legal Proxy” in the subject line. Please include proof from your broker, bank or nominee of your legal proxy (e.g., a forwarded email from your broker, bank or other agent with

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your legal proxy attached, or an image of your legal proxy attached to your email). Requests for registration must be received by legalproxy@computershare.com no later than 5:00 p.m. PT, on October 14, 2020.

If you do not provide voting instructions to your broker or nominee, they can still vote your shares with respect to certain “discretionary” items, but they cannot vote your shares with respect to certain “non-discretionary” items. The Authorized Shares Amendment Proposal is considered a non-discretionary item and therefore, the number of shares for which you do not provide voting instructions to your broker or nominee will be counted as “broker-non-votes”. Broker non-votes are shares which are held on behalf of a beneficial owner by a broker or nominee which indicates on its proxy that it did not have or did not exercise discretionary authority to vote on a particular matter. In tabulating the voting results, shares that constitute broker non-votes will have the same effect as a vote “AGAINST” the Authorized Shares Amendment Proposal. You may vote your beneficially-owned shares in person at the Special Meeting only if at the Special Meeting you present a legal proxy provided to you by your broker or nominee.

Proxy instructions, ballots and voting tabulations that identify individual Stockholders are handled in a manner that protects the voting privacy of such individual Stockholders. Stockholders’ votes will not be disclosed either within Remark or to third parties, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; and (3) to facilitate a successful proxy solicitation.

Revoking Your Proxy

If you are a registered Stockholder, you may revoke your proxy and your voting instructions at any time before it is voted at the Special Meeting by:

•sending written notice of revocation to our Corporate Secretary;

•submitting a new, properly-executed proxy dated later than the date of the revoked proxy; or

•attending the Special Meeting and voting in person.

If you are the beneficial owner of shares of our Common Stock, you may submit new voting instructions by contacting your broker or nominee. You may also vote via the Internet at the Special Meeting as described in the previous section. Virtual attendance at the special meeting will not, by itself, revoke a proxy.

Vote Required

As of August 31, 2020, the record date, there were 99,502,416 shares of Common Stock outstanding and there were no outstanding shares of any other class of stock. Holders of at least a majority of the outstanding shares of our Common Stock, or 49,751,209 shares, must be present at the Special Meeting in person or must be represented at the Special Meeting by proxy to constitute a quorum allowing for the transaction of business. Virtual attendance at the Special Meeting constitutes presence in person for purposes of quorum at the meeting. Broker non-votes and abstentions are counted for the purpose of determining the presence of a quorum.

The approval of the Authorized Shares Amendment Proposal requires the affirmative (“FOR”) vote of at least a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting. Broker non-votes and abstentions will have the same effect as votes “AGAINST” this proposal.

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PROPOSALS TO BE SUBMITTED FOR VOTING

Proposal 1: Approval of Amendment to our Certificate of Incorporation to Increase Authorized Shares of Common Stock

Background

At our 2020 Annual Meeting, our stockholders approved the July Charter Amendment, which we filed with the Secretary of State of the State of Delaware on July 23, 2020. We subsequently determined that there were certain errors in the vote tabulation and as a result, on July 30, 2020, we filed a Certificate of Correction of the July Charter Amendment with the Secretary of State of the State of Delaware that serves to nullify the increase in the number of authorized shares included in the July Charter Amendment, which became effective immediately upon filing.

Our Board has determined to resubmit to a vote of our stockholders for approval an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock to 175,000,000.

General

We are asking our Stockholders to approve an amendment to our Amended and Restated Certificate of Incorporation, as previously amended (the “Existing Charter”), to increase the number of authorized shares of our Common Stock to 175,000,000, and correspondingly increase the number of authorized shares of all classes of our stock to 176,000,000. Our Existing Charter currently authorizes the issuance of 100,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, par value $0.001 per share.

If our stockholders approve this proposal at the Special Meeting, Article IV, Section 1 of the Existing Charter would be amended and restated to read in its entirety:

“Shares, Classes and Series Authorized. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is One Hundred Seventy-Six Million (176,000,000) shares, of which One Hundred Seventy-Five Million (175,000,000) shares shall be Common Stock, par value $0.001 per share (hereinafter called “Common Stock”) and One Million (1,000,000) shares shall be Preferred Stock, par value $0.001 per share (hereinafter called “Preferred Stock”).”

A copy of the proposed amendment to our Existing Charter is attached hereto as Annex A.

If our Stockholders approve this proposal at the Special Meeting, we intend to file a corresponding Certificate of Amendment to our Existing Charter reflecting the approved amendment with the Delaware Secretary of State as soon as practicable following the Special Meeting, at which time the increase in the number of authorized shares of Common Stock would become effective.

As of August 31, 2020, 99,502,416 shares of Common Stock were issued and outstanding. In addition, as of August 31, 2020, we had outstanding stock options exercisable into 15.8 million shares of Common Stock and we had outstanding warrants to purchase 6.6 million shares of Common Stock. Therefore, no shares of Common Stock out of the 100,000,000 shares authorized under the Existing Charter remained unallocated as of August 31, 2020, and if all of our outstanding stock options and warrants were exercised, the total number of shares of Common Stock that we would be required to issue would greatly exceed the number of remaining authorized but unissued shares of Common Stock under the Existing Charter. As a result, we are seeking stockholder approval to increase the number of authorized shares of Common Stock so that we will have sufficient shares of Common Stock available to issue in connection with the exercise of our outstanding stock options and warrants.

In addition, the Board believes that it is in our best interest and that of our Stockholders to increase the number of authorized shares of Common Stock to give us sufficient authorized shares to generally support our growth and to provide flexibility for future corporate needs, including but not limited to grants under equity compensation plans, stock splits, financings, potential strategic transactions, including mergers, acquisitions, and business combinations, as well as other general corporate transactions. The additional authorized shares would enable us to issue shares in the future in a timely manner and under circumstances we consider favorable without incurring the risk, delay and potential expense incident to obtaining stockholder approval for a particular issuance. If the Authorized Shares

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Amendment Proposal is not approved, our ability to raise required funding will be severely hampered and consequently our ability to continue as a going concern will be uncertain.

Increasing the number of authorized shares of Common Stock will not alter the number of shares of Common Stock presently issued and outstanding or reserved for issuance, and will not change the relative rights of holders of any shares. The additional authorized shares of Common Stock, if and when issued, would have the same rights and privileges as the shares of Common Stock previously authorized, issued and outstanding.

The issuance of any of the additional authorized shares of Common Stock may dilute the proportionate ownership and voting power of existing stockholders, and their issuance, or the possibility of their issuance, may depress the market price of our Common Stock.

Other than pursuant to the terms of our outstanding stock options and warrants, we do not have any existing plans, proposals or arrangements, written or otherwise, to issue any of the additional authorized shares of Common Stock. We may decide, however, to seek additional financing through equity or debt issuances or divest of certain assets or businesses to provide additional working capital to sustain our operations. The issuance of any shares of Common Stock or securities convertible into Common Stock in connection with any such financing may dilute the proportionate ownership and voting power of existing Stockholders and depress the market price of our Common Stock.

The availability of additional authorized but unissued shares of Common Stock may enable our Board to render it more difficult, or discourage an attempt to obtain control of, Remark, which may adversely affect the market price of our Common Stock. If in the due exercise of its fiduciary obligations, for example, our Board were to determine that a takeover proposal were not in our best interests, such shares could be issued by the Board without stockholder approval in (i) one or more private placements or other transactions that might prevent, render more difficult or make more costly the completion of any attempted takeover transaction by diluting voting or other rights of the proposed acquirer or insurgent stockholder group or creating a substantial voting block in institutional or other hands that might support the position of the incumbent Board or (ii) an acquisition that might complicate or preclude the takeover. This proposal is not prompted by any specific effort or takeover threat currently perceived by management.

Vote Required

The affirmative (“FOR”) vote of the holders of at least a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting is required to approve the Authorized Shares Amendment Proposal. Abstentions and broker non-votes will have the same effect as votes “AGAINST” this proposal.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the approval of the Authorized Shares Amendment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information with respect to the beneficial ownership of our Common Stock as of August 31, 2020, by:

•each person, or group of affiliated persons, known to us to beneficially own more than 5% of the outstanding Common Stock;

•each of our directors and our named executive officers (“NEOs”); and

•all of our directors and executive officers as a group.

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The amounts and percentages of beneficially-owned Common Stock are reported based upon SEC rules governing the determination of beneficial ownership of securities. The SEC rules:

•deem a person a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of a security, or if that person has or shares investment power, which includes the power to dispose of or to direct the disposition of a security;

•deem a person a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days, and securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s ownership percentage; and

•may deem more than one person a beneficial owner of the same securities, and may deem a person a beneficial owner of securities as to which such person has no economic interest.

Except as otherwise indicated in these footnotes, each of the beneficial owners listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of Common Stock. The information relating to our 5% beneficial owners is based on information we received from such holders. The percentage of beneficial ownership is based on 99,502,416 shares of Common Stock outstanding as of August 31, 2020.

Except as otherwise noted below, the address of persons listed in the following table is:

c/o Remark Holdings, Inc.
800 S. Commerce St
Las Vegas, Nevada 89106

	Number of Common Stock Shares	Percentage of Outstanding Common Stock Shares
Persons known to beneficially own more than 5%
Digipac LLC [1]	5,246,314	5.3%
Directors and NEOs
Kai-Shing Tao [2]	10,200,634	9.8%
Alison Davidson [3]	860,000	*
Theodore P. Botts [4]	294,184	*
Brett Ratner [5]	125,000	*
Daniel Stein [6]	75,000	*
Elizabeth Xu [7]	—	*
All executive officers and directors as a group (6 persons) [8]	11,554,818	11.0%

* Represents holdings of less than 1% of shares outstanding.

1.Consists of shares of Common Stock. Mr. Tao, as the manager and a member of Digipac, LLC (“Digipac”), may be deemed to beneficially own the shares of Common Stock beneficially owned by Digipac. Mr. Tao disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein. The address of Digipac is One Hughes Center Drive, Unit 1601, Las Vegas, Nevada 89169.

2.Consists of (i) 234,749 shares of Common Stock held by Mr. Tao, (ii) 4,422,750 shares of Common Stock issuable upon exercise of options held by Mr. Tao, (iii) 5,246,314 shares of Common Stock held by Digipac, (iv) 275,000 shares of Common Stock held by Pacific Star Capital and (v) 21,821 shares of Common Stock held by Pacific Star HSW LLC (“Pacific Star HSW”). Mr. Tao, as the manager and a member of Digipac, the Chief Investment Officer and sole owner of Pacific Star Capital, and the control person of Pacific Star HSW, may be deemed to beneficially own the shares of Common Stock beneficially owned by Digipac, Pacific Star Capital and Pacific Star HSW. Mr. Tao disclaims beneficial

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ownership of the shares of Common Stock beneficially owned by Digipac and Pacific Star HSW, except to the extent of his pecuniary interest therein.

3.Includes 850,000 shares of Common Stock issuable upon exercise of options.

4.Includes 252,857 shares of Common Stock issuable upon exercise of options. Does not include 112,500 shares of Common Stock issuable upon exercise of options that vested on July 27, 2020 and 56,250 shares of Common Stock issuable upon exercise of options that will vest on September 30, 2020, which options are not exercisable unless and until the Authorized Shares Amendment Proposal is approved by our Stockholders and we have filed the corresponding Certificate of Amendment to our Existing Charter.

5.Consists of 125,000 shares of Common Stock issuable upon exercise of options. Does not include 112,500 shares of Common Stock issuable upon exercise of options that vested on July 27, 2020 and 56,250 shares of Common Stock issuable upon exercise of options that will vest on September 30, 2020, which options are not exercisable unless and until the Authorized Shares Amendment Proposal is approved by our Stockholders and we have filed the corresponding Certificate of Amendment to our Existing Charter.

6.Consists of 75,000 shares of Common Stock issuable upon exercise of options.Does not include 112,500 shares of Common Stock issuable upon exercise of options that vested on July 27, 2020 and 56,250 shares of Common Stock issuable upon exercise of options that will vest on September 30, 2020, which options are not exercisable unless and until the Authorized Shares Amendment Proposal is approved by our Stockholders and we have filed the corresponding Certificate of Amendment to our Existing Charter.

7.Does not include 100,000 shares of Common Stock issuable upon exercise of options that vested on July 27, 2020 and 25,000 shares of Common Stock issuable upon exercise of options that will vest on September 30, 2020, which options are not exercisable unless and until the Authorized Shares Amendment Proposal is approved by our Stockholders and we have filed the corresponding Certificate of Amendment to our Existing Charter.

8.Consists of 5,829,211 shares of Common Stock and 5,725,607 shares of Common Stock issuable upon exercise of options.

STOCKHOLDER PROPOSALS

We must receive proposals of stockholders intended to be presented at the 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”) no later than February 12, 2021, so we may include such proposals in our proxy statement and form of proxy relating to the 2021 Annual Meeting.

Under SEC rules, if we do not receive notice of a stockholder proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year’s proxy statement, then we will be permitted to use our discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement. In connection with the 2021 Annual Meeting, if we do not receive notice of a stockholder proposal on or before April 28, 2021, we will be permitted to use our discretionary voting authority as outlined above.

Our Bylaws provide that, in order for stockholder nominations related to director elections or other business proposed by a stockholder to be properly brought before any annual or special meeting of our stockholders, written notice generally must be delivered to our Secretary not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting. Our Bylaws also contain certain procedures that must be followed relating to a stockholder director nomination and other proposals of stockholders.

PROXY SOLICITATION

We are making this solicitation of proxies on behalf of the Board and we will bear the cost of soliciting proxies. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by directors, officers and other of our employees who will receive no additional compensation therefor.

We have engaged Georgeson LLC (“Georgeson”), an independent proxy solicitation firm, to assist in soliciting proxies on our behalf. We have agreed to pay Georgeson a fee of $6,500, plus costs and expenses, for these services. In addition, we have agreed to indemnify Georgeson and certain related persons against certain liabilities relating to or arising out of our engagement of Georgeson.

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We request persons such as brokers, nominees and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy. We will reimburse such persons for their reasonable expenses.

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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2020 Special Meeting of Stockholders IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proposals — The Board recommends a vote FOR Proposal 1. 1. Approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock to 175,000,000. For Against Abstain Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 01UPX 473029

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — Remark Holdings, Inc. Notice of 2020 Special Meeting of Stockholders
Proxy Solicited by Board of Directors for Special Meeting – October 21, 2020
We are very pleased that this year’s Meeting will be our second time hosting a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to attend and participate in the Special Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.meetingcenter.io/208877757 at the meeting date and time described in the accompanying proxy statement. The password for the meeting is MARK2020. There is no physical location for the Special Meeting. The undersigned stockholder of Remark Holdings, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated September 10, 2020, and hereby appoints Kai-Shing Tao as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2020 Special Meeting of Stockholders of Remark Holdings, Inc., to be held on October 21, 2020 at 10:00 a.m., PT, via the Internet at http://www.meetingcenter.io/208877757 and any adjournment(s) thereof, and to vote all common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side. The undersigned stockholder hereby revokes any proxy or proxies heretofore given by the undersigned for the 2020 Special Meeting of Stockholders. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposal 1. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.)

ANNEX A
PROPOSED
CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
REMARK HOLDINGS, INC.
REMARK HOLDINGS, INC. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:
1. The name of the Corporation is Remark Holdings, Inc. The Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 23, 2014 and amended on January 11, 2016, June 7, 2016 and April 6, 2017 (as amended, the “Certificate of Incorporation”).
2. This Certificate of Amendment amends and restates Section 1 of Article IV of the Certificate of Incorporation to read in its entirety as follows:
“Shares, Classes and Series Authorized. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is One Hundred Seventy-Six Million (176,000,000) shares, of which One Hundred Seventy-Five Million (175,000,000) shares shall be Common Stock, par value $0.001 per share (hereinafter called “Common Stock”) and One Million (1,000,000) shares shall be Preferred Stock, par value $0.001 per share (hereinafter called “Preferred Stock”).”

3. This Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL by the directors and stockholders of the Corporation.
IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment this ___ day of ______, 2020.

REMARK HOLDINGS, INC.

By:
Name:
Title:

A-1